                                                                Exhibit 10.18(f)



                      NOTE PURCHASE AND EXCHANGE AGREEMENT
                        CONSENT AND AMENDMENT AGREEMENT

     This Consent and Amendment Agreement (this "Amendment") is dated as of June 30, 1998 among Falcon Telecable, a California Limited Partnership (the "Company"), AUSA Life Insurance Company, Inc., by AUER & Co. its nominee, and MONY Life Insurance Company of America, by J. ROMEO & Co., its nominee (the "Purchasers").

     The Company and the Purchasers agree as follows:

     1. Reference to Note Purchase and Exchange Agreement. Reference is made to a Note Purchase and Exchange Agreement dated as of October 21, 1991 as heretofore amended and modified (the "Note Purchase Agreement"). Reference is also made to a Second Restated Subordination Agreement dated as of July 12, 1996 among the Purchasers, Falcon Holding Group, L.P. ("Holding, L.P."), Falcon Holding Group, Inc. ("Holding, Inc.") and certain subsidiaries of Holding, L.P. and Holding, Inc. listed as signatories thereto, as heretofore amended and modified (the "Subordination Agreement"). Reference is also made to a Second Restated Guaranty Agreement dated as of July 12, 1996 among the Purchasers and certain subsidiaries of Holding, L.P. and Holding, Inc. listed as signatories thereto, as heretofore amended and modified (the "Guaranty Agreement"). The Note Purchase Agreement, the Subordination Agreement and the Guaranty Agreement are collectively referred to as the "Telecable Agreements." Capitalized terms defined in the Telecable Agreements that are not defined herein shall have the meanings ascribed to them in the Telecable Agreements as applicable.

     2. Consent. Reference is also made to the Bank Credit Agreement as in effect before giving effect to the New Bank Credit Agreement (the "Existing Bank Credit Agreement"). The Company and other borrowers under the Existing Bank Credit Agreement anticipate entering into a Credit Agreement on June 30, 1998 (the "New Bank Credit Agreement") with BankBoston, N.A., as Documentation Agent, borrowings under which will be used, among other things, to discharge all outstanding obligations under the Existing Bank Credit Agreement. The Purchasers hereby consent to the Company's and its affiliates' execution, delivery and performance of the New Bank Credit Agreement, such New Bank Credit Agreement to be substantially in the form attached hereto as Exhibit A.

     3.     Amendments to Telecable Agreements.

            3.1 Section 7.19 of the Note Purchase Agreement is amended to read as follows:

     "7.19 Compliance with Bank Credit Agreement. The Company shall comply, and shall cause the Restricted Companies to comply, with each of the covenants contained in Section 7 of the Bank Credit Agreement (other than Sections
     7.5.2 and 7.15) as in effect
     on the Amendment Closing Date (except as such covenants may be amended pursuant to Section 7.20 below, other than those set forth in the immediately following paragraph), a copy of which is attached hereto as Exhibit E. All references therein to Lenders, Agents and similar persons shall be deemed, for purposes of this Agreement, to be holders of the Notes."

     For purposes of this Agreement, the incorporated provisions of Sections 7.5.1, 7.5.3 and 7.5.4 of the Bank Credit Agreement (as defined in Section 11.1 of this Agreement) are amended to read as follows and shall not be subject to amendment or modification without the consent of the holders of the Notes:

     "CONSOLIDATED TOTAL DEBT TO CONSOLIDATED ANNUALIZED OPERATING CASH FLOW." Consolidated Total Debt shall not on any date exceed the percentage indicated in the table below of Consolidated Annualized Operating Cash Flow for the period of three consecutive months then most recently ended for which financial statements have been (or are required to have been) furnished in accordance with
Section 8:

Date                               Percentage
----                               ----------
Amendment Closing Date
     through June 29, 1999           650%
June 30, 1999 through
     December 30, 1999               600%
December 31, 1999 through
     June 29, 2000                   550%
June 30, 2000 through
     December 30, 2000               500%
December 31, 2000 and
     thereafter                      450%

     "CONSOLIDATED ANNUALIZED OPERATING CASH FLOW TO CONSOLIDATED PRO FORMA DEBT SERVICE." As of the last day of each month, Consolidated Annualized Operating Cash Flow for the period of three consecutive months ended on such date shall exceed 100% of Consolidated Pro Forma Debt Service for the period of twelve consecutive months beginning immediately after such date.

     "CONSOLIDATED OPERATING CASH FLOW PLUS CASH AND CASH EQUIVALENTS TO CONSOLIDATED TOTAL FIXED CHARGES." As of the last day of each month commencing December 31, 2000, the sum of (a) Consolidated Operating Cash Flow for the period of twelve consecutive months ended on such date plus (b) the lesser of
(i) cash and Cash Equivalents owned by the "Restricted Companies as of such date determined in accordance with GAAP on a Consolidated Basis or (ii) $2,000,000 shall exceed 95% of Consolidated Total Fixed Charges for such period."

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          3.2  Section 9.1(c) of the Note Purchase Agreement is amended to read as follows:

     "(c) the Company fails to perform or observe any covenant or condition contained in Section 2.2, Section 7.20 or Section 7.21 of this Agreement, or, to the extent resulting from a failure to comply with Section 7.5 through Section 7.12, inclusive, Section 7.14, Section 7.15, Section 7.17 through Section 7.19, inclusive, of the Bank Credit Agreement (as and to the extent modified and incorporated herein);"

          3.3 Section 11.1 of the Note Purchase Agreement is amended to read as follows:

     "Each of the definitions set forth in Section 1 of the Bank Credit Agreement (as defined in this Section 11.1 below) as in effect on the Amendment Closing Date (as defined in this Section 11.1 below)(except as such definitions are amended pursuant to Section 7.20 of the Agreement) are hereby incorporated herein to the extent such definitions are referred to in, or are necessary to construe or further define, the provisions and terms of the Bank Credit Agreement incorporated herein, provided, that, all references therein to Lenders, Agents, and similar Persons shall be deemed, for purposes of this Agreement, to be the holders of the Notes. To the extent that any definition so incorporated by reference from the Bank Credit Agreement shall conflict with, or be inconsistent with, any existing definition in the Agreement, the definition so incorporated by reference shall prevail. In addition, the following definitions are added or substituted for existing definitions:

          "Amendment" means this Amendment.

          "Amendment Closing Date" means the date described in Section 4.3 of this Amendment.

          "Bank Credit Agreement" means the Credit Agreement dated as of June 30, 1998, among the Company and other borrowers and guarantors thereunder, the banks signatory thereto as lenders and BankBoston, N.A., as Documentation Agent, a copy of which is attached hereto as Exhibit E, as amended, supplemented or otherwise modified from time to time, including any amendment, supplement or modification to reflect the refunding or refinancing of the indebtedness outstanding thereunder.

          "Bank Pledge Agreement" means the Pledge and Subordination Agreement dated as of June 30, 1998, among Holding, L.P., Holding, Inc., the Company, the other Restricted Companies, and BankBoston, N.A. as Documentation Agent, as amended, supplemented or otherwise modified from time to time, including any amendment, supplement or modification to reflect the refunding or refinancing of the indebtedness outstanding under the Bank Credit Agreement.

          There is hereby added to the Agreement a revised Exhibit E which shall be in the form of Exhibit A to this Amendment. The Bank Credit Agreement as in effect on the date hereof is set forth in Exhibit A to this Amendment."

     4.   Additional Agreements.

          4.1 The Purchasers acknowledge that New Falcon II will become the "Borrower" under the New Bank Credit Agreement substantially contemporaneously with the TCI Closing (as defined in the New Bank Credit Agreement) and agree that, even after New Falcon II becomes the "Borrower" under the New Bank Credit Agreement, the Notes and all other obligations of the Company under the Note Purchase Agreement (and all obligations of the "Guarantors" under the Guaranty Agreement) shall remain subordinated to the indebtedness and other obligations of the Company and the other "Borrowers" and "Guarantors" under the New Bank Credit Agreement on the same terms as currently subordinated. Pursuant to Section 7.21 of the Note Purchase Agreement, subject to the Company and its affiliates entering into the New Bank Credit Agreement, the Company will cause New Falcon II to become a "Guarantor" under the Guaranty agreement and a party to the Subordination Agreement contemporaneously with becoming a "Borrower" under the New Bank Credit Agreement.

          4.2 Pursuant to Section 7.21 of the Note Purchase Agreement, subject to the Company and its affiliates entering into the New Bank Credit Agreement, the Company will cause Falcon Video Communications, L.P. and Falcon Video Communications Investors, L.P. to become "Guarantors" under the Guaranty Agreement and parties to the Subordination Agreement contemporaneously with their becoming a "Guarantor" under the New Bank Credit Agreement (i.e., upon the TCI Closing and the discharge of the Falcon Video Financing Debt as contemplated in Section 5.3.1 of the New Bank Credit Agreement, and not upon the earlier making of the Falcon Video Revolving Loan under Section 2.1.4 of the New Bank Credit Agreement).

          4.3 The following are conditions precedent to the effectiveness of this Amendment. The date on which all such conditions are met (or waived by the Purchasers) shall be referred to in this Amendment as the "Amendment Closing Date."

                4.3.1. The transactions contemplated by the New Bank Credit Agreement to be completed on the Initial Closing Date (as defined in the New Bank Credit Agreement) shall be completed and all conditions theretofore shall have been fulfilled and the New Bank Credit Agreement shall be in full force and effect.

                4.3.2. All representations and warranties set forth in Section 8 of the New Bank Credit Agreement shall be true and correct as of the Amendment Closing Date, and by signing below each of the Restricted Companies (under the New Bank Credit Agreement) confirms that such representations and warranties are true and correct as of the date hereof and that each Purchaser may rely on such representations and warranties as though the same were made to such Purchaser and acknowledging that each Purchaser is relying on the truth and

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
accuracy of such representations and warranties in entering into this Agreement and consummating the transactions contemplated herein.

          4.3.3. All proceedings taken in connection with this Amendment and all documents and papers relating thereto shall be satisfactory to the Purchasers and their special counsel. The Purchasers and their special counsel shall have received copies of such documents and papers as they may reasonably request in connection therewith, all in form and substance satisfactory to the Purchasers and their special counsel.

          4.4. Except as amended hereby, the Telecable Agreements remain unchanged and, as amended hereby, the Telecable Agreements remain in full force and effect. The Company hereby reaffirms all of its obligations and undertakings under the Telecable Agreements as amended hereby, and the Notes (as such term is defined in the Note Purchase Agreement), as amended hereby. All references to the Note Purchase Agreement, the 11.56% Series A Subordinated Notes (as defined in the Note Purchase Agreement) and the 11.56% Series B Subordinated Notes (as defined in the Note Purchase Agreement) shall mean the Note Purchase Agreement and such Notes as amended to date and by this Agreement.

          4.5. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original and all of which shall constitute an agreement, notwithstanding that all of the parties are not signatories on the same date or the same counterpart. A signature page may be detached from one counterpart when executed and attached to another counterpart.


                     [REMAINDER OF PAGE INTENTIONAL BLANK;
                          NEXT PAGE IS SIGNATURE PAGE]









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
     Each of the undersigned has caused this Consent Agreement to be executed an delivered by its duly authorized officer as of the date first above written.

                                   FALCON TELECABLE, A CALIFORNIA
                                   LIMITED PARTNERSHIP

                                   By: FALCON TELECABLE INVESTORS
                                       GROUP, LTD., a California limited
                                       partnership, its managing general partner

                                       By:  FALCON HOLDING GROUP,
                                            INC., a California corporation, its
                                            managing general partner

                                            By:  /s/ Jon Lunsford
                                                 --------------------------
                                                 Title: EVP-Finance

                                   AUSA LIFE INSURANCE COMPANY, INC.
                                   By:  AUER & Co.

                                   By:  /s/ S. Michael Jones
                                        -----------------------------
                                        Title: Reorg Administrator

                                   J. ROMEO & CO.

                                   By:  /s/ Jeffrey Knitmeyer
                                        -----------------------------
                                        Title:

ACKNOWLEDGED AND CONFIRMED
FOR PURPOSES OF SECTION 4.3.2 HEREOF

FALCON CABLE MEDIA, A CALIFORNIA
   LIMITED PARTNERSHIP
FALCON CABLE SYSTEMS COMPANY II,
   L.P.
FALCON CABLEVISION, A CALIFORNIA
   LIMITED PARTNERSHIP
                                      -5-

     Each of the undersigned has caused this Consent Agreement to be executed an delivered by its duly authorized officer as of the date first above written.


                                   FALCON TELECABLE, A CALIFORNIA
                                   LIMITED PARTNERSHIP
                                   By: FALCON TELECABLE INVESTORS
                                       GROUP, LTD., a California limited
                                       partnership, its managing general partner

                                   By: FALCON HOLDING GROUP, INC., a
                                       California corporation, its managing
                                       general partner


                                   By: /s/ Jon Lunsford
                                       ----------------------------------------
                                       Title: EVP

                                   AUSA LIFE INSURANCE COMPANY, INC.
                                   By: AUER & Co., its nominee

                                   By: /s/ S. Michael Jones
                                       ----------------------------------------

                                       Title: Reorg Administrator


                                   MONY LIFE INSURANCE COMPANY OF
                                   AMERICA
                                   By: J. ROMEO & Co., its nominee


                                   By: /s/ Jeffrey Knitmeyer
                                       ----------------------------------------
                                       Title:

ACKNOWLEDGED AND CONFIRMED
FOR PURPOSES OF SECTION 4.3.2 HEREOF


FALCON CABLE MEDIA, A CALIFORNIA
     LIMITED PARTNERSHIP
FALCON CABLE SYSTEMS COMPANY II,
     L.P.
FALCON CABLEVISION, A CALIFORNIA
     LIMITED PARTNERSHIP
FALCON COMMUNITY CABLE, L.P.

     Each of the undersigned has caused this Consent Agreement to be executed an delivered by its duly authorized officer as of the date first above written.

                                   FALCON TELECABLE, A CALIFORNIA
                                   LIMITED PARTNERSHIP

                                   By: FALCON TELECABLE INVESTORS
                                       GROUP, LTD., a California limited
                                       partnership, its managing general partner

                                   By: FALCON HOLDING GROUP,
                                       INC., a California corporation, its
                                       managing general partner

                                   By:
                                       --------------------------
                                       Title:

                                   AUSA LIFE INSURANCE COMPANY, INC.
                                   By:  AUER & Co., its nominee

                                   By:
                                       -----------------------------
                                       Title:

                                   MONY LIFE INSURANCE COMPANY OF AMERICA

                                   By: J. ROMEO & Co., its nominee

                                   By: /s/ Peter Coccia
                                       -----------------------------
                                       Title: Partner


ACKNOWLEDGED AND CONFIRMED
FOR PURPOSES OF SECTION 4.3.2 HEREOF

FALCON CABLE MEDIA, A CALIFORNIA
   LIMITED PARTNERSHIP
FALCON CABLE SYSTEMS COMPANY II,
   L.P.
FALCON CABLEVISION, A CALIFORNIA
   LIMITED PARTNERSHIP
FALCON COMMUNITY CABLE, L.P.

FALCON COMMUNITY VENTURES I
         LIMITED PARTNERSHIP
FALCON TELECABLE, A CALIFORNIA
         LIMITED PARTNERSHIP
FALCON COMMUNITY INVESTORS, L.P.
FALCON INVESTORS GROUP, LTD., A
         CALIFORNIA LIMITED PARTNERSHIP
FALCON MEDIA INVESTORS GROUP, A
         CALIFORNIA LIMITED PARTNERSHIP
FALCON TELECABLE INVESTORS GROUP,
         A CALIFORNIA LIMITED PARTNERSHIP
FALCON TELECOM, L.P.

By:      FALCON HOLDING GROUP, INC.
         as general partner, or general partner of the
         general partner of each of the foregoing
         companies

By:      /s/ Jon Lunsford
         ------------------
         Title: EVP

FALCON FIRST, INC.
FALCON FIRST CABLE OF THE SOUTHEAST, INC.
FALCON FIRST HOLDINGS, INC.
FF CABLE HOLDINGS, INC.
FALCON FIRST CABLE OF NEW YORK, INC.
PLATTSBURG CABLEVISION, INC.
AUSABLE CABLE TV, INC.
CEDAR BLUFF CABLEVISION, INC.
EASTERN MISSISSIPPI CABLEVISION, INC.
SCOTTSBORO TV CABLE, INC.
LAUDERDALE CABLEVISION, INC.
SCOTTSBORO CABLEVISION, INC.
ATHENS CABLEVISION, INC.
DALTON CABLEVISION, INC.
MULTIVISION OF COMMERCE, INC.
MULTIVISION NORTHEAST, INC.

By:      /s/ Jon Lunsford
         ------------------
         Title: EVP


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